SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  March 23, 2001
---------------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-37616                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                     (Address of Principal Executive Office)



       Registrant's telephone number, including area code: (212) 325-3629

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            Pursuant to the requirements of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By:  /s/ Debra Huddleston
                                      ----------------------------------
                                      Name:   Debra Huddleston
                                      Title:  Vice President


Date:  March 23, 2001